UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2017

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-22945 (Commission File Number)	13-3169913 (IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01.     Entry Into a Material Definitive Agreement.

The information disclosed in Item 1.01 of the Current Report on Form 8-K of Helios and Matheson Analytics, Inc. (the “Company”) filed with the Securities Exchange Commission on February 7, 2017 (the “February 7, 2017 Report”) is incorporated by reference into this Current Report. The documents referenced below, namely the Securities Purchase Agreement, the Senior Secured Convertible Notes, the Investor Note, the Registration Rights Agreement, the Security and Pledge Agreement, the Guaranty and the Voting and Lockup Agreements are the same documents as defined in the February 7, 2017 Report.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 8, 2017 (the “Closing Date”), pursuant to the Securities Purchase Agreement dated as of February 7, 2017 by and among the Company and an institutional investor (the “Investor”), the Company completed the sale and issuance of two Senior Secured Convertible Notes to the Investor in the aggregate principal amount of $5,681,818 (collectively, the “Notes”) for consideration received by the Company on the Closing Date consisting of a secured promissory note payable by the Investor to the Company (the “Investor Note”) in the principal amount of $5,000,000 (collectively, the “Note Financing”). The maturity date of the Notes and the Investor Note is October 8, 2017. On the Closing Date, in connection with the closing of the Note Financing:

●	the Company issued the Notes;

●	the Investor issued the Investor Note;

●	the Company entered into the Registration Rights Agreement;

●	the Company and its wholly-owned subsidiaries Zone Technologies, Inc. and HMNY Zone Loan LLC entered into the Security and Pledge Agreement in favor of the Investor as Collateral Agent;

●	Zone Technologies, Inc. and HMNY Zone Loan LLC entered into the Guaranty in favor of the Investor as Collateral Agent; and

●

Theodore Farnsworth, Helios & Matheson Information Technology Ltd. and its wholly-owned subsidiary, Helios & Matheson Inc., who collectively own approximately 59.4% of the Company’s issued and outstanding common stock, entered into the Voting and Lockup Agreements with the Company.

On February 8, 2017, the Company received a payment of $3,000,000 from the Investor under the $4,900,000 Investor Note issued by the Investor to the Company on December 2, 2016, in consideration of the Company consenting to permanently lower the Conversion Price (as defined in the Senior Secured Convertible Notes issued to the Investor on December 2, 2016) to $4.00 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events), pursuant to the letter agreement described in the February 7, 2017 Report.

Item 3.02.     Unregistered Sales of Equity Securities.

The information included in Item 2.03 of this Current Report is hereby incorporated by reference into this Item 3.02.

Item 9.01.     Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report.

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Securities Purchase Agreement
10.2*	Form of Senior Secured Convertible Note issued by the Company
10.3*	Form of Investor Note issued by the Investor
10.4*	Form of Registration Rights Agreement
10.5*	Form of Security and Pledge Agreement
10.6*	Form of Guaranty
10.7*	Form of Voting and Lockup Agreement
10.8*	Letter Agreement

*Incorporated by reference to the Current Report on Form 8-K filed by the Company on February 7, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2017

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Stuart Benson
Stuart Benson, Chief Financial Officer